UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-06200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)      (Zip code)

Marie Chandoha

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period:    February 28, 2018

Item 1:	Report(s) to Shareholders.

Annual Report  |  February 28, 2018
Schwab Global Real Estate Fund™

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 28, 2018
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	3.04%
FTSE EPRA/NAREIT Global Index (Net)*	3.09%
Fund Category: Morningstar Global Real Estate[1]	5.06%
Performance Details	pages 8-10

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the fund’s prospectus for further detail and eligibility requirements.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
Investors’ ability to follow the investing principle “ignore the noise” was put to the test in February. Amid inflation fears and concerns about higher interest rates, bond yields soared and stocks slid for two weeks, with some U.S. and European indices dropping around 10%. The turmoil exacerbated existing weakness among U.S. real estate investment trusts (REITs), which have suffered recently in large part due to ongoing challenges among retailers. While markets have since recovered some of the lost ground, we may continue to see increased market volatility—especially compared to the unusually low volatility of recent years.
During times of higher volatility, it can be tempting to veer from your financial plan. But sudden decisions made in reaction to events can prove costly over time. Instead, now may be an opportune time to make sure your portfolio is adequately diversified to seek to better weather the market’s ups and downs.
With this in mind, we believe the Schwab Global Real Estate Fund can play an important role in a diversified portfolio. In recent years, real estate has become a more common component of an investor’s overall asset allocation strategy. Part of the reason is that real estate values tend to have relatively low correlations to stocks and bond prices, leaving room for potential differentiated performance. Real estate can also be attractive when the economy is healthy as it tends to allow for higher rents. Increases in investment income can act as a buffer against rising rates that inflate the cost of financing.
The global nature of the Schwab Global Real Estate Fund takes these diversification considerations a step further. The fund allocates its assets across the U.S., international developed, and emerging markets. It also invests across a range of real estate companies, extending beyond just REITs which tend to be more rate-sensitive. As a general rule, the portfolio managers do not make significant bets on specific countries. The team digs deeper, looking not just at country-specific trends that are influencing valuations, but also at fundamentals and risks at the individual securities level. This approach has at times led the fund to invest in stocks outside of the underlying benchmark, including in small- and mid-cap names.
The Schwab Global Real Estate Fund is just one example of how we here at Charles Schwab Investment Management are working to help you build a strong foundation for reaching your financial goals. We’re here to serve our investors over the long-term—with funds that can simplify your investment decisions and help you implement your financial plan.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
From the President (continued)

“ The global nature of the Schwab Global Real Estate Fund takes these diversification considerations a step further. The fund allocates its assets across the U.S., international developed, and emerging markets.”
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
The Investment Environment

Over the 12-month reporting period ended February 28, 2018, global real estate securities generated mixed performance with negative returns in the U.S. and generally positive returns overseas. The negative performance of real estate companies in the Health Care and Retail sub-industries weighed heavily on the U.S. market while solid fundamentals, including strong leasing and investment volumes, helped drive the positive performance of many international real estate markets. Despite global real estate’s overall positive performance, global real estate securities continued to lag behind the broader equity market, as both U.S. and international stocks continued to climb amid synchronized global growth, accommodative monetary policies, and U.S. tax cuts. In this environment, the Dow Jones U.S. Select REIT IndexTM returned -9.88% for the 12-month reporting period, and the FTSE EPRA/NAREIT Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 3.09%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 17.10% over the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned 20.13% and 30.51%, respectively.
U.S. economic growth generally strengthened over the reporting period. Gross domestic product (GDP) rebounded after a disappointing first quarter of 2017 and corporate earnings were strong throughout the 12-month reporting period. Consumer confidence also remained elevated and was especially evident in the residential housing market, with the Fannie Mae Home Purchase Sentiment Index® reaching an all-time high in January. Real estate fundamentals, such as occupancy rates and rent growth, were solid over the reporting period, and moderated construction activity was balanced with adequate demand. However, the overall U.S. real estate market faced several headwinds during the reporting period. While stable economic growth is generally positive for real estate securities, securities of companies in other industries tend to see clearer advantages from faster growth, and so generally benefit more than real estate in periods of economic strength. Additionally, increasing inflation expectations toward the end of the reporting period and short-term interest rate increases from the Federal Reserve (Fed) contributed to rising bond yields, decreasing the appeal of real estate investment trusts (REITs) and other dividend-paying investments.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
The Investment Environment (continued)

Real estate markets outside the U.S. continued to perform well over the reporting period. In Europe, office leasing volumes strengthened and vacancy rates declined, while strong consumer spending supported retailers. Demand for warehousing remained solid amid continued growth in e-commerce, and institutional investment activity generally picked up across Europe over the reporting period. The German real estate market specifically marked its sixth consecutive year of growing investment volumes in 2017, and foreign demand for Spanish residential real estate rose sharply. Meanwhile, however, the United Kingdom continued to face challenges related to Brexit uncertainty, including falling prime property market rents and lessening demand. In Asia, generally declining vacancy rates and rental growth were large contributors to solid performance in this region. Hong Kong’s property market continued to thrive despite government attempts to curb prices, and in mainland China, the office market experienced rising leasing volumes amid increased demand for office space. Low interest rates and a generally stable political outlook made Japan’s real estate market appealing to foreign investors, while in contrast, Australia’s property market began to show signs of cooling toward the end of the reporting period.
During the 12-month reporting period, the Fed continued to take steps toward a more normalized monetary policy environment. Even with low levels of inflation, the Fed raised short-term interest rates in March, June, and December, each time by 0.25%, with the federal funds rate ending the reporting period in a range of 1.25% to 1.50%. As of the end of the reporting period, market expectations were for approximately three short-term interest rate hikes in 2018. The minutes from the Fed’s January meeting provided support for these expectations, indicating that “substantial underlying economic momentum,” combined with factors such as tax cuts and a positive global outlook, could sustain additional short-term interest rate increases this year. Additionally, the Fed announced plans to begin reducing the size of its approximately $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. This process began in October, and as expected, proved to be uneventful in late 2017 and early 2018.
Many central banks outside the U.S. also kept their monetary policies generally accommodative, although several took steps to reign in some stimulative measures. With inflation forecasts remaining below targeted levels, the European Central Bank left interest rates unchanged and announced plans to maintain its bond buying program through at least September 2018, although it began scaling down its purchases earlier this year. The Bank of England raised interest rates in November for the first time in 10 years amid rising consumer prices, noting that another hike could come as soon as this May. In Asia, the Bank of Japan left monetary policy unchanged for the entirety of the reporting period, keeping interest rates negative and continuing to slowly reduce its bond buying as part of its yield curve management program. Meanwhile, the People’s Bank of China (PBOC) maintained its “prudent and neutral” policy stance. Over the reporting period, the PBOC raised borrowing rates for banks and for its medium-term lending facility, and also kept liquidity stable by injecting money into the market through various monetary instruments.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the fund and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund as of February 28, 2018

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets in securities of U.S. and non-U.S. real estate companies and of companies related to the real estate industry. The fund invests globally, and as of the end of the report period, held securities in 19 countries. For more information on the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global real estate securities produced mixed returns over the reporting period, with investments in the U.S. falling while most international markets gained. Weakness in retail, due in large part to continued competition from e-commerce that resulted in store closings, played a large role in the underperformance of U.S. real estate investments. Meanwhile, strong real estate fundamentals helped drive the positive performance of many property markets outside the U.S. In addition, as the U.S. dollar depreciated compared to many international currencies, returns on overseas investments were generally enhanced in U.S. dollar terms.
Performance. The fund returned 3.04% for the 12-month reporting period ended February 28, 2018, slightly underperforming the 3.09% return of the FTSE EPRA/NAREIT Global Index (Net) (the comparative index), which the fund uses for performance comparisons.
Positioning and Strategies. Over the reporting period, U.S.-based REIT Lexington Realty Trust (Lexington) was a large detractor from the fund’s performance relative to the index. Rising interest rates and continued strength in e-commerce weighed on Lexington’s long-term lease structure and retail property exposure, with the fund’s holdings of Lexington returning -24% for the reporting period.
Real estate developer JM AB was another top detractor from the fund’s relative performance. JM AB, a leading residential developer in Sweden, fell amid concerns surrounding new government mortgage regulations and a potential housing bubble, especially as housing prices declined and unsold home inventory increased. In this environment, the fund’s holdings of JM AB returned -28% in U.S. dollar terms.
In contrast, Hong Kong-based Longfor Properties Co. Ltd. (Longfor) and CIFI Holdings (Group) Co. Ltd. (CIFI) were among the top contributors to the fund’s return relative to the index. Both companies benefitted from rising property values in Hong Kong and mainland China, as well as from lessening fears over the consequences of tighter property market regulation by Chinese authorities. In this environment, the fund’s holdings of Longfor returned 89% while the fund’s holdings of CIFI returned approximately 163%, both in U.S. dollar terms.
From a country perspective, Germany and Hong Kong were the largest detractors from the fund’s relative performance. In Germany, the fund’s underweight position in strong performer Vonovia SE was held for a shorter time period than it was held in the index, resulting in the fund’s holdings of Vonovia SE returning approximately -4% compared to Vonovia SE’s index return of approximately 35%. In Hong Kong, stock selection detracted from the fund’s relative return. By comparison, Japan and the United Kingdom were the top contributors to the fund’s performance relative to the index, due in large part to positive stock selection decisions in these countries.
Management views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 29, 2008 – February 28, 2018)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Global Real Estate Fund (5/31/07)	3.04%	5.24%	3.92%
FTSE EPRA/NAREIT Global Index (Net)[3]	3.09%	4.14%	N/A
Global Real Estate Spliced Index[4]	3.09%	4.14%	3.18%
Fund Category: Morningstar Global Real Estate[5]	5.06%	4.46%	3.18%
Fund Expense Ratios[6]: Net 1.05%; Gross 1.14%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The Global Real Estate Spliced Index is comprised of the FTSE/EPRA NAREIT Global Index (Gross) from inception of the fund until the close of business on October 31, 2008, and the FTSE/EPRA NAREIT Global Index (Net) from November 1, 2008 (its inception) thereafter.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	124
Weighted Average Market Cap (millions)	$10,393
Price/Earnings Ratio (P/E)	10.2
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	96%
Industry Weightings % of Investments1

Top Holdings % of Net Assets2
Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2017 and held through February 28, 2018.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/17	Ending Account Value (Net of Expenses) at 2/28/18	Expenses Paid During Period 9/1/17-2/28/18[2]
Schwab Global Real Estate Fund
Actual Return	1.05%	$1,000.00	$ 958.10	$5.10
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.59	$5.26

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	3/1/13– 2/28/14
Per-Share Data
Net asset value at beginning of period	$7.37	$6.74	$7.39	$6.78	$6.94
Income (loss) from investment operations:
Net investment income (loss)	0.19 [1]	0.16 [1]	0.13 [1]	0.23	0.13
Net realized and unrealized gains (losses)	0.04	0.80	(0.57)	0.72	(0.03)
Total from investment operations	0.23	0.96	(0.44)	0.95	0.10
Less distributions:
Distributions from net investment income	(0.32)	(0.33)	(0.21)	(0.34)	(0.26)
Net asset value at end of period	$7.28	$7.37	$6.74	$7.39	$6.78
Total return	3.04%	14.46%	(6.04%)	14.48%	1.63%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	1.12%	1.14%	1.14%	1.15%	1.17%
Net investment income (loss)	2.53%	2.16%	1.89%	3.11%	1.90%
Portfolio turnover rate	96%	105%	91%	77%	98%
Net assets, end of period (x 1,000,000)	$277	$260	$244	$269	$237

1
Calculated based on the average shares outstanding during the period.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets

Australia 5.5%
Cromwell Property Group	3,251,683	2,517,958
Dexus	306,743	2,201,646
Investa Office Fund	427,744	1,397,721
Mirvac Group	1,889,450	3,093,922
Stockland	1,915,017	5,985,744
		15,196,991

Brazil 1.0%
Construtora Tenda S.A. *	368,562	2,578,992
Ez Tec Empreendimentos e Participacoes S.A.	22,100	165,466
		2,744,458

Canada 3.7%
Artis Real Estate Investment Trust	109,182	1,158,868
Dream Global Real Estate Investment Trust	416,674	4,006,980
H&R Real Estate Investment Trust	91,900	1,430,924
Killam Apartment Real Estate Investment Trust	62,300	661,258
Northview Apartment Real Estate Investment Trust	37,600	727,855
NorthWest Healthcare Properties Real Estate Investment Trust	141,500	1,162,259
RioCan Real Estate Investment Trust	54,700	1,001,327
		10,149,471

France 1.0%
Klepierre S.A.	69,504	2,863,237

Germany 0.6%
DIC Asset AG	61,592	811,779
Vonovia SE	19,645	895,603
		1,707,382

Hong Kong 14.5%
Agile Group Holdings Ltd.	740,000	1,261,928
Champion REIT	2,040,726	1,449,060
CIFI Holdings Group Co., Ltd.	1,535,916	1,194,291
CK Asset Holdings Ltd.	1,084,920	9,321,940
Country Garden Holdings Co., Ltd.	1,344,000	2,386,909
Kerry Properties Ltd.	663,868	3,000,852
Longfor Properties Co., Ltd.	1,272,805	3,654,681
Poly Property Group Co., Ltd. *	1,819,000	923,062
Road King Infrastructure Ltd.	709,000	1,283,282
Sino-Ocean Group Holding Ltd.	2,937,600	2,069,520
Sun Hung Kai Properties Ltd.	179,858	2,983,660
Sunac China Holdings Ltd.	226,000	814,702
The Wharf Holdings Ltd.	917,076	3,407,222
Wheelock & Co., Ltd.	456,000	3,305,481
Security	Number of Shares	Value ($)
Yuexiu Real Estate Investment Trust	1,507,000	1,001,004
Yuzhou Properties Co., Ltd.	3,319,399	2,028,654
		40,086,248

Italy 0.9%
Immobiliare Grande Distribuzione SIIQ S.p.A.	256,100	2,466,779

Japan 10.1%
Aeon Mall Co., Ltd.	99,959	2,079,713
AEON REIT Investment Corp.	1,171	1,257,759
Daiwa House Industry Co., Ltd.	137,000	5,075,611
Goldcrest Co., Ltd.	112,300	2,361,912
Heiwa Real Estate Co., Ltd.	51,900	970,274
Heiwa Real Estate REIT, Inc.	277	264,811
Japan Rental Housing Investments, Inc.	2,025	1,597,696
Kenedix Office Investment Corp.	786	4,970,206
MCUBS MidCity Investment Corp.	614	461,529
Mitsubishi Estate Co., Ltd.	3,858	67,242
Mitsui Fudosan Co., Ltd.	44,706	1,069,507
Mori Trust Sogo REIT, Inc.	2,526	3,854,740
Nomura Real Estate Master Fund, Inc.	2,587	3,543,439
Sumitomo Realty & Development Co., Ltd.	15,417	558,368
		28,132,807

Luxembourg 0.1%
ADO Properties S.A.	6,225	323,436

Mexico 0.6%
Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,294,942	1,779,196

Netherlands 0.5%
NSI N.V.	32,370	1,348,631

Norway 0.3%
Entra ASA	52,053	720,067

Singapore 5.0%
Ascendas Real Estate Investment Trust	650,600	1,295,659
CapitaLand Ltd.	2,158,796	5,870,344
CDL Hospitality Trusts	985,200	1,230,908
Mapletree Industrial Trust	177,200	261,949
UOL Group Ltd.	801,804	5,115,362
		13,774,222

South Africa 0.1%
Arrowhead Properties Ltd.	388,169	235,329

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Sweden 4.9%
Dios Fastigheter AB	264,222	1,749,177
Fastighets AB Balder, B Shares *	37,916	937,154
Hemfosa Fastigheter AB	381,062	4,480,747
JM AB	146,881	3,200,393
Klovern AB, B Shares	203,704	250,025
Pandox AB	19,692	363,078
Wihlborgs Fastigheter AB	112,710	2,591,326
		13,571,900

Thailand 0.3%
Pruksa Real Estate PCL (b)	2,173,800	928,661

United Arab Emirates 0.5%
Aldar Properties PJSC	2,467,900	1,451,350

United Kingdom 6.5%
Grainger plc	929,906	3,489,909
Hansteen Holdings plc	647,571	1,179,468
Land Securities Group plc	481,690	6,121,098
Safestore Holdings plc	145,866	987,409
The British Land Co., plc	582,654	5,013,598
Workspace Group plc	102,093	1,322,093
		18,113,575

United States 42.3%
American Homes 4 Rent, Class A	39,090	750,137
American Tower Corp.	37,200	5,183,076
Apartment Investment & Management Co., Class A	5,672	219,280
Ashford Hospitality Trust, Inc.	168,100	926,231
AvalonBay Communities, Inc.	5,168	806,311
Brixmor Property Group, Inc.	105,279	1,636,036
Cedar Realty Trust, Inc.	328,000	1,302,160
CoreSite Realty Corp.	30,159	2,830,422
Cousins Properties, Inc.	80,823	674,064
CubeSmart	28,815	772,530
DCT Industrial Trust, Inc.	98,256	5,438,470
Equity LifeStyle Properties, Inc.	74,547	6,307,422
Essex Property Trust, Inc.	5,970	1,336,265
Extra Space Storage, Inc.	9,759	830,003
Forest City Realty Trust, Inc., Class A	170,925	3,635,575
GGP, Inc.	106,038	2,244,825
Gladstone Commercial Corp.	139,600	2,360,636
Global Net Lease, Inc.	74,922	1,171,780
Gramercy Property Trust	24,976	540,730
Highwoods Properties, Inc.	50,241	2,160,865
Hospitality Properties Trust	25,700	653,808
Host Hotels & Resorts, Inc.	102,000	1,893,120
Hudson Pacific Properties, Inc.	29,097	918,592
Kite Realty Group Trust	109,148	1,652,501
Lexington Realty Trust	617,460	4,914,982
MedEquities Realty Trust, Inc.	273,600	2,645,712
Medical Properties Trust, Inc.	65,700	805,482
Park Hotels & Resorts, Inc.	118,218	3,072,486
Preferred Apartment Communities, Inc., Class A	169,913	2,366,888
Prologis, Inc.	83,500	5,066,780
PS Business Parks, Inc.	49,126	5,446,108
Public Storage	5,859	1,139,224
Retail Properties of America, Inc., Class A	443,515	5,304,439
Security	Number of Shares	Value ($)
Ryman Hospitality Properties, Inc.	12,564	866,413
Select Income REIT	77,963	1,416,588
Senior Housing Properties Trust	319,777	4,841,424
Simon Property Group, Inc.	45,557	6,993,455
Spirit Realty Capital, Inc.	232,244	1,811,503
Taubman Centers, Inc.	6,300	368,298
Tier REIT, Inc.	283,945	5,275,698
UDR, Inc.	195,979	6,588,814
Urstadt Biddle Properties, Inc., Class A	11,400	199,728
Ventas, Inc.	126,888	6,131,228
Vornado Realty Trust	44,905	2,984,835
Washington Prime Group, Inc.	201,507	1,319,871
Washington Real Estate Investment Trust	54,700	1,382,816
		117,187,611
Total Common Stock
(Cost $274,827,152)		272,781,351
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
Brown Brothers Harriman
Canadian Dollar
0.55%, 03/01/18 (a)	8,989	7,005
Euro
(0.58%), 03/01/18 (a)	5	6
Singapore Dollar
0.15%, 03/01/18 (a)	21,538	16,258
JPMorgan Chase Bank
U.S. Dollar
0.78%, 03/01/18 (a)	2,780,040	2,780,040
National Australia Bank
Australian Dollar
0.63%, 03/01/18 (a)	308,047	239,260
Total Short-Term Investments
(Cost $3,042,569)		3,042,569

	Number of Contracts	Notional Amount ($)	Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/16/18	7	950,040	25,242
As of 02/28/18, the values of certain foreign securities held by the fund aggregating $133,429,999 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
(b)	Fair-valued by management in accordance with procedures approved by the fund's Board of Trustees.

REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$134,896,046	$—	$—	$134,896,046
Australia	—	15,196,991	—	15,196,991
France	—	2,863,237	—	2,863,237
Germany	—	1,707,382	—	1,707,382
Hong Kong	—	40,086,248	—	40,086,248
Italy	—	2,466,779	—	2,466,779
Japan	1,984,099	26,148,708	—	28,132,807
Luxembourg	—	323,436	—	323,436
Norway	—	720,067	—	720,067
Singapore	—	13,774,222	—	13,774,222
Sweden	363,078	13,208,822	—	13,571,900
Thailand	—	—	928,661	928,661
United Kingdom	1,179,468	16,934,107	—	18,113,575
Short-Term Investments[1]	—	3,042,569	—	3,042,569
Futures Contracts[2]	25,242	—	—	25,242
Total	$138,447,933	$136,472,568	$928,661	$275,849,162
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers in the amount of $7,241,762 from Level 1 to Level 2 and $4,182,737 from Level 2 to Level 1, respectively, for the period ended February 28, 2018. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation procedures approved by the Board of Trustees. (See financial note 2(a) for additional information) There were no transfers in or out of Level 3 during the period.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in unaffiliated issuers, at value (cost $277,869,721)		$275,823,920
Foreign currency, at value (cost $919)		924
Deposit with broker for futures contracts		158,400
Receivables:
Investments sold		596,078
Fund shares sold		1,085,787
Receivable from investment adviser		639,006
Dividends		283,311
Foreign tax reclaims		32,804
Interest		60
Prepaid expenses	+	20,141
Total assets		278,640,431
Liabilities
Payables:
Investments bought		967,846
Investment adviser and administrator fees		156,227
Shareholder service fees		53,151
Independent trustees’ fees		58
Fund shares redeemed		168,564
Variation margin on futures contracts		11,585
Accrued expenses	+	44,786
Total liabilities		1,402,217
Net Assets
Total assets		278,640,431
Total liabilities	–	1,402,217
Net assets		$277,238,214
Net Assets by Source
Capital received from investors		280,399,687
Distributions in excess of net investment income		(803,647)
Net realized capital losses		(980,862)
Net unrealized capital depreciation		(1,376,964)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$277,238,214		38,103,519		$7.28

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends (net of foreign withholding tax of $552,154)		$9,912,318
Interest	+	20,661
Total investment income		9,932,979
Expenses
Investment adviser and administrator fees		2,139,075
Shareholder service fees		686,953
Professional fees		61,132
Custodian fees		57,965
Portfolio accounting fees		56,305
Shareholder reports		41,483
Registration fees		24,732
Independent trustees’ fees		11,855
Transfer agent fees		8,330
Interest expense		617
Other expenses	+	14,326
Total expenses		3,102,773
Expense reduction by CSIM and its affiliates	–	185,379
Net expenses	–	2,917,394
Net investment income		7,015,585
Realized and Unrealized Gains (Losses)
Net realized gains on investments		17,263,189
Net realized gains on futures contracts		143,594
Net realized losses on foreign currency transactions	+	(24,833)
Net realized gains		17,381,950
Net change in unrealized appreciation (depreciation) on investments		(17,045,011)
Net change in unrealized appreciation (depreciation) on futures contracts		25,242
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	4,023
Net change in unrealized appreciation (depreciation)	+	(17,015,746)
Net realized and unrealized gains		366,204
Increase in net assets resulting from operations		$7,381,789

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$7,015,585	$5,682,054
Net realized gains		17,381,950	20,822,577
Net change in unrealized appreciation (depreciation)	+	(17,015,746)	8,331,162
Increase in net assets from operations		7,381,789	34,835,793
Distributions to Shareholders
Distributions from net investment income		($11,763,372)	($11,717,041)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,915,558	$45,032,388	2,991,371	$21,719,758
Shares reinvested		1,299,366	9,844,830	1,380,817	9,807,831
Shares redeemed	+	(4,366,823)	(33,163,384)	(5,293,212)	(38,667,846)
Net transactions in fund shares		2,848,101	$21,713,834	(921,024)	($7,140,257)
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,255,418	$259,905,963	36,176,442	$243,927,468
Total increase or decrease	+	2,848,101	17,332,251	(921,024)	15,978,495
End of period		38,103,519	$277,238,214	35,255,418	$259,905,963
Distributions in excess of net investment income			($803,647)		($961,433)

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Global Real Estate Fund	Schwab® Short-Term Bond Index Fund
Schwab Intermediate-Term Bond Fund™	Schwab Tax-Free Bond Fund™
Schwab GNMA Fund™	Schwab California Tax-Free Bond Fund™
Schwab ® Treasury Inflation Protected Securities Index Fund	Schwab 1000 Index® Fund
Schwab ® U.S. Aggregate Bond Index Fund
Schwab Global Real Estate Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective August 1, 2017, the fund adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2018, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance maybe adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its obligations. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
Leverage Risk. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.
Payment by affiliates. The fund had established a receivable from the investment adviser in the prior year to offset the effect of a potential loss on a portfolio investment held due to a corporate action election. The receivable from the investment advisor has been updated periodically through the date the fund tendered the investment to mitigate the impact to net assets. On March 30, 2018, the fund received payment on the tendered investment, resulting in a payment from CSIM on April 2, 2018 in the amount of $533,666 to cover the net remaining loss from the corporate action election. This payment represented 0.19% of the fund’s net assets on that date.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 1.05%.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of February 28, 2018:
Schwab Target Funds:
Schwab Target 2010 Fund	0.3%
Schwab Target 2015 Fund	0.6%
Schwab Target 2020 Fund	4.6%
Schwab Target 2025 Fund	5.2%
Schwab Target 2030 Fund	10.7%
Schwab Target 2035 Fund	5.6%
Schwab Target 2040 Fund	13.8%
Schwab Target 2045 Fund	2.0%
Schwab Target 2050 Fund	1.7%
Schwab Target 2055 Fund	1.1%
Schwab Target 2060 Fund	0.1%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.2%
Schwab Monthly Income Fund — Enhanced Payout	1.5%
Schwab Monthly Income Fund — Maximum Payout	0.4%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which terminates on November 30, 2018. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount of any fund borrowings. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at February 28, 2018 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2018, the month-end average notional amounts of futures contracts held by the fund was $1,034,051 and the month-end average number of contracts held was 8.

8. Purchases and Sales of Investment Securities:
For the period ended February 28, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$277,297,975	$261,412,151

9. Redemption Fee:
Prior to February 28, 2017, the fund charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the period 3/1/16 to 2/28/17 were $3,608.

10. Federal Income Taxes:
As of February 28, 2018, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$281,556,468
Gross unrealized appreciation	$18,253,548
Gross unrealized depreciation	(23,960,854)
Net unrealized appreciation (depreciation)	($5,707,306)
As of February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,541,145
Undistributed long-term capital gains	—
Net unrealized appreciation (depreciation) on investments	(5,707,306)
Net other unrealized appreciation (depreciation)	643,595
Total	($2,522,566)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies ( PFICs). The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2018, the fund had no capital loss carryforwards available to offset future net capital gains.
For the year ended February 28, 2018, the fund had capital loss carryforwards utilized of $13,490,629 and capital losses expired of $46,794,412.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2018, the fund had capital losses deferred of $638,907 and no late -year ordinary losses deferred.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

10. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$11,763,372
Long-term capital gains	—
Prior period distributions
Ordinary income	$11,717,041
Long-term capital gains	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of February 28, 2018, the fund made the following reclassifications:
Capital shares	($46,815,474)
Undistributed net investment income	4,905,573
Net realized capital gains (losses)	41,909,901
As of February 28, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2018, the fund did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Global Real Estate Fund (one of the funds constituting Schwab Investments, hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Other Federal Tax Information (unaudited)

For the period ended February 28, 2018, the fund designated $1,735,601 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS form 1099 of the amounts for use in preparing their 2018 income tax return.
The fund may elect to pass on the benefits of the foreign tax credit of $471,499 to its shareholders for the period ended February 28, 2018. The respective foreign source income of the fund is $12,136,903.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of real estate investment trusts (REITs). REITs are real estate companies that own and commonly operate income-producing commercial and/or residential real estate. The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

Schwab Global Real Estate Fund  |  Annual Report

Notes

Notes

Notes

Schwab Global Real Estate Fund
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

This page is intentionally left blank.

MFR41206-10
00207774

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR. Under the board Mr. Patel, Mr. Burns and Ms. Patmore have the “audit committee  financial expert” designation.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of nine series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1; seven series have a fiscal year-end of August 31; and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2017/2018 and 2016/2017 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2017/2018	Fiscal Year 2016/2017	Fiscal Year 2017/2018	Fiscal Year 2016/2017	Fiscal Year 2017/2018	Fiscal Year 2016/2017	Fiscal Year 2017/2018	Fiscal Year 2016/2017
$428,793	$450,993	$0	$0	$35,225	$23,979	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017/2018: $35,225                    2016/2017: $23,979

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)	Separate certifications for Registrant’s chief executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s chief executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: April 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: April 16, 2018

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: April 16, 2018